UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2021

Date of reporting period:November 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.21

ANNUAL REPORT

AB DISCOVERY VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

ANNUAL REPORT

January 6, 2022

This report provides management’s discussion of fund performance for the AB Discovery Value Fund for the annual reporting period ended November 30, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND

Class A Shares	-2.10%	36.43%

Class C Shares	-2.49%	35.40%

Advisor Class Shares[1]	-1.97%	36.76%

Class R Shares[1]	-2.29%	35.79%

Class K Shares[1]	-2.17%	36.21%

Class I Shares[1]	-1.96%	36.71%

Class Z Shares[1]	-2.00%	36.76%

Primary Benchmark: Russell 2500 Value Index	-2.30%	29.91%

Russell 2500 Index	-1.01%	23.14%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended November 30, 2021.

During the 12-month period, all share classes of the Fund outperformed the primary benchmark and the Russell 2500 Index, before sales charges. Overall security selection drove outperformance, relative to the benchmark. Selection within the consumer-discretionary and technology sectors contributed most, while selection within energy and materials detracted. Sector selection was also positive. Underweights to health care and utilities contributed, offsetting losses from an underweight to energy and an overweight to consumer discretionary.

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During the six-month period, all share classes of the Fund except Class C outperformed the primary benchmark, and all share classes underperformed the Russell 2500 Index, before sales charges. Overall security selection was positive, as gains within consumer discretionary and technology offset losses within materials and energy. Overall sector selection was negative. An overweight to consumer discretionary and an underweight to energy detracted most, while underweights to health care and financials contributed.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets ended in positive territory but lagged developed-market returns during the 12-month period ended November 30, 2021. Equity markets were supported by accommodative monetary policy and strong company earnings growth that remained resilient despite rising inflation. Emerging markets experienced periods of weakness later in the period largely due to economic turbulence in China and as a number of emerging-market central banks raised interest rates to rein in inflation. Periods of market volatility sent risk assets lower but were brief as investors continued to buy the dip. Toward the end of the period, equity markets came under pressure as COVID-19 concerns, especially the emergence of the coronavirus omicron variant, dominated investor sentiment amid escalating fears that a new wave of restrictions could derail the economic recovery. Stock markets gave back more gains after comments from the US Federal Reserve suggested that, given higher inflation readings, it might need to accelerate the tapering of bond purchases, increasing the probability of US interest-rate rises in 2022 earlier than previously expected. In smaller-cap markets, value outperformed growth, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy,

(continued on next page)

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small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2011 TO 11/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/2011 to 11/30/2021) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB DISCOVERY VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	36.43%	30.60%

5 Years	8.78%	7.84%

10 Years	12.07%	11.58%

CLASS C SHARES

1 Year	35.40%	34.40%

5 Years	7.97%	7.97%

10 Years[1]	11.24%	11.24%

ADVISOR CLASS SHARES[2]

1 Year	36.76%	36.76%

5 Years	9.05%	9.05%

10 Years	12.37%	12.37%

CLASS R SHARES[2]

1 Year	35.79%	35.79%

5 Years	8.34%	8.34%

10 Years	11.65%	11.65%

CLASS K SHARES[2]

1 Year	36.21%	36.21%

5 Years	8.68%	8.68%

10 Years	12.00%	12.00%

CLASS I SHARES[2]

1 Year	36.71%	36.71%

5 Years	9.05%	9.05%

10 Years	12.38%	12.38%

CLASS Z SHARES[2]

1 Year	36.76%	36.76%

5 Years	9.14%	9.14%

Since Inception[3]	9.72%	9.72%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 1.90%, 0.90%, 1.55%, 1.24%, 0.90% and 0.81% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	29.66%

5 Years	8.87%

10 Years	12.16%

CLASS C SHARES

1 Year	33.48%

5 Years	9.00%

10 Years[1]	11.83%

ADVISOR CLASS SHARES[2]

1 Year	35.79%

5 Years	10.10%

10 Years	12.96%

CLASS R SHARES[2]

1 Year	34.89%

5 Years	9.38%

10 Years	12.24%

CLASS K SHARES[2]

1 Year	35.26%

5 Years	9.71%

10 Years	12.58%

CLASS I SHARES[2]

1 Year	35.72%

5 Years	10.09%

10 Years	12.97%

CLASS Z SHARES[2]

1 Year	35.84%

5 Years	10.18%

Since Inception[3]	10.38%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

abfunds.com	AB DISCOVERY VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$979.00	$5.31	1.07%
Hypothetical**	$1,000	$1,019.70	$5.42	1.07%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$975.10	$9.01	1.82%
Hypothetical**	$1,000	$1,015.94	$9.20	1.82%
Advisor Class
Actual	$1,000	$980.30	$4.07	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class R
Actual	$1,000	$977.10	$7.48	1.51%
Hypothetical**	$1,000	$1,017.50	$7.64	1.51%
Class K
Actual	$1,000	$978.30	$5.95	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%
Class I
Actual	$1,000	$980.40	$4.27	0.86%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%
Class Z
Actual	$1,000	$980.00	$3.87	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB DISCOVERY VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,273.5

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Herc Holdings, Inc.	$56,865,529	1.7%

Regal Rexnord Corp.	56,540,196	1.7

Robert Half International, Inc.	54,209,271	1.7

ON Semiconductor Corp.	53,574,946	1.6

AECOM	52,381,301	1.6

Camden Property Trust	52,263,192	1.6

Goodyear Tire & Rubber Co. (The)	51,389,697	1.6

Knight-Swift Transportation Holdings, Inc.	50,497,534	1.5

First Citizens BancShares, Inc./NC – Class A	49,575,015	1.5

PulteGroup, Inc.	48,882,812	1.5

	$526,179,493	16.0%

1	All data are as of November 30, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Industrials – 22.1%
Aerospace & Defense – 1.1%
Spirit AeroSystems Holdings, Inc. – Class A	986,120	$37,334,503

Airlines – 1.1%
SkyWest, Inc.(a)	886,630	34,729,297

Building Products – 1.1%
Masonite International Corp.(a)	325,887	34,869,909

Commercial Services & Supplies – 2.0%
ADT, Inc.(b)	3,531,720	29,348,593
Herman Miller, Inc.(b)	904,050	34,299,657

		63,648,250

Construction & Engineering – 3.4%
AECOM(a)	759,810	52,381,301
Dycom Industries, Inc.(a)(b)	445,500	41,645,340
WillScot Mobile Mini Holdings Corp.(a)(b)	490,050	18,666,005

		112,692,646

Electrical Equipment – 2.6%
Regal Rexnord Corp.	357,623	56,540,196
Vertiv Holdings Co.	1,052,010	26,973,537

		83,513,733

Machinery – 3.3%
Crane Co.	307,236	29,660,563
Oshkosh Corp.	448,220	48,228,472
Timken Co. (The)	469,160	30,884,803

		108,773,838

Professional Services – 2.9%
Korn Ferry	559,714	40,713,597
Robert Half International, Inc.	487,625	54,209,271

		94,922,868

Road & Rail – 1.5%
Knight-Swift Transportation Holdings, Inc.	882,053	50,497,534

Trading Companies & Distributors – 3.1%
Applied Industrial Technologies, Inc.	243,883	23,178,640
GATX Corp.(b)	216,920	21,366,620
Herc Holdings, Inc.	333,620	56,865,529

		101,410,789

		722,393,367

Financials – 18.6%
Banks – 10.9%
Comerica, Inc.	574,243	47,392,275

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

First Citizens BancShares, Inc./NC – Class A(b)	61,662	$49,575,015
First Hawaiian, Inc.(b)	1,372,490	36,027,862
Synovus Financial Corp.	900,503	40,783,781
Texas Capital Bancshares, Inc.(a)	642,805	36,202,778
Umpqua Holdings Corp.	1,452,939	27,693,017
Webster Financial Corp.(b)	753,159	40,587,738
Wintrust Financial Corp.	473,890	41,479,592
Zions Bancorp NA	609,468	38,445,241

		358,187,299

Capital Markets – 2.3%
Moelis & Co.(b)	528,877	32,425,449
Stifel Financial Corp.	587,690	41,731,867

		74,157,316

Diversified Financial Services – 0.3%
Voya Financial, Inc.(b)	127,602	7,929,188

Insurance – 4.1%
American Financial Group, Inc./OH	297,046	39,688,316
Everest Re Group Ltd.	137,090	35,147,134
Hanover Insurance Group, Inc. (The)	263,351	32,062,985
Selective Insurance Group, Inc.	372,715	28,154,891

		135,053,326

Thrifts & Mortgage Finance – 1.0%
BankUnited, Inc.	804,495	31,890,182

		607,217,311

Consumer Discretionary – 18.3%
Auto Components – 3.1%
Dana, Inc.	1,056,241	22,709,182
Goodyear Tire & Rubber Co. (The)(a)	2,555,430	51,389,697
Lear Corp.	157,253	26,385,481

		100,484,360

Diversified Consumer Services – 0.7%
Houghton Mifflin Harcourt Co.(a)	1,450,885	22,575,771

Hotels, Restaurants & Leisure – 4.0%
Dine Brands Global, Inc.(a)(b)	484,730	34,813,309
Hilton Grand Vacations, Inc.(a)	518,590	24,633,025
Papa John’s International, Inc.	350,369	42,716,988
Scientific Games Corp./DE – Class A(a)(b)	425,400	27,191,568

		129,354,890

Household Durables – 3.3%
KB Home(b)	869,350	34,765,306
PulteGroup, Inc.	977,070	48,882,812
Taylor Morrison Home Corp. – Class A(a)	820,280	25,477,897

		109,126,015

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Leisure Products – 0.7%
Brunswick Corp./DE	249,945	$23,472,335

Specialty Retail – 2.1%
Sally Beauty Holdings, Inc.(a)(b)	1,640,150	32,130,538
Williams-Sonoma, Inc.(b)	189,777	36,976,151

		69,106,689

Textiles, Apparel & Luxury Goods – 4.4%
Carter’s, Inc.	461,970	46,672,829
Kontoor Brands, Inc.(b)	548,230	29,560,562
Ralph Lauren Corp.	338,610	39,292,304
Tapestry, Inc.	729,100	29,251,492

		144,777,187

		598,897,247

Real Estate – 9.0%
Equity Real Estate Investment Trusts (REITs) – 9.0%
American Campus Communities, Inc.	659,188	34,106,387
Broadstone Net Lease, Inc.(b)	1,144,740	28,618,500
Camden Property Trust	316,344	52,263,192
Cousins Properties, Inc.(b)	918,740	34,691,623
CubeSmart	885,410	47,741,307
MGM Growth Properties LLC – Class A	496,155	18,164,235
Physicians Realty Trust(b)	2,453,701	43,749,489
STAG Industrial, Inc.(b)	845,204	36,833,990

		296,168,723

Information Technology – 8.4%
Communications Equipment – 1.2%
Lumentum Holdings, Inc.(a)(b)	439,710	38,153,637

Electronic Equipment, Instruments & Components – 2.3%
Avnet, Inc.	988,729	35,861,201
Belden, Inc.	666,512	41,103,795

		76,964,996

IT Services – 0.7%
Genpact Ltd.(b)	466,789	22,531,905

Semiconductors & Semiconductor Equipment – 3.2%
Kulicke & Soffa Industries, Inc.	495,892	28,593,132
MaxLinear, Inc. – Class A(a)	329,024	22,153,186
ON Semiconductor Corp.(a)(b)	872,130	53,574,946

		104,321,264

Software – 1.0%
ACI Worldwide, Inc.(a)	110,660	3,224,633

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CommVault Systems, Inc.(a)	497,665	$31,293,175

		34,517,808

		276,489,610

Materials – 7.4%
Chemicals – 2.6%
GCP Applied Technologies, Inc.(a)	1,028,547	24,006,287
Innospec, Inc.	227,980	18,511,976
Orion Engineered Carbons SA(a)	1,195,496	20,980,955
Trinseo PLC(b)	468,688	22,136,134

		85,635,352

Containers & Packaging – 2.5%
Berry Global Group, Inc.(a)	561,690	38,784,695
Sealed Air Corp.	675,019	41,932,180

		80,716,875

Metals & Mining – 2.3%
Carpenter Technology Corp.(b)	1,013,830	27,860,049
Commercial Metals Co.	378,666	11,700,779
Reliance Steel & Aluminum Co.	251,297	37,350,273

		76,911,101

		243,263,328

Health Care – 5.8%
Health Care Equipment & Supplies – 1.1%
Integra LifeSciences Holdings Corp.(a)	595,340	38,071,993

Health Care Providers & Services – 2.6%
Acadia Healthcare Co., Inc.(a)(b)	679,950	38,192,791
MEDNAX, Inc.(a)	1,862,903	45,752,898

		83,945,689

Health Care Technology – 1.1%
Change Healthcare, Inc.(a)	1,760,660	35,706,185

Life Sciences Tools & Services – 1.0%
Syneos Health, Inc.(a)	346,400	33,656,224

		191,380,091

Energy – 3.4%
Energy Equipment & Services – 1.0%
Cactus, Inc. – Class A	751,900	27,444,350
Dril-Quip, Inc.(a)	200,859	3,838,415

		31,282,765

Oil, Gas & Consumable Fuels – 2.4%
Coterra Energy, Inc.	2,151,049	43,193,064
HollyFrontier Corp.(b)	1,125,938	36,390,316

		79,583,380

		110,866,145

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 2.6%
Food Products – 2.6%
Hain Celestial Group, Inc. (The)(a)	1,111,260	$43,816,982
Nomad Foods Ltd.(a)	1,715,904	40,992,946

		84,809,928

Utilities – 2.3%
Electric Utilities – 1.5%
IDACORP, Inc.(b)	462,104	48,345,321

Gas Utilities – 0.8%
Southwest Gas Holdings, Inc.	392,172	25,808,839

		74,154,160

Communication Services – 1.2%
Media – 1.2%
Criteo SA (Sponsored ADR)(a)	1,023,337	38,436,538

Total Common Stocks (cost $2,478,689,611)		3,244,076,448

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $23,529,453)	23,529,453	23,529,453

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $2,502,219,064)		3,267,605,901

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $1,795,208)	1,795,208	1,795,208

Total Investments – 99.9% (cost $2,504,014,272)		3,269,401,109
Other assets less liabilities – 0.1%		4,121,677

Net Assets – 100.0%		$3,273,522,786

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,478,689,611)	$3,244,076,448	(a)
Affiliated issuers (cost $25,324,661—including investment of cash collateral for securities loaned of $1,795,208)	25,324,661
Receivable for investment securities sold	19,912,569
Receivable for shares of beneficial interest sold	8,192,360
Unaffiliated dividends receivable	2,904,692
Affiliated dividends receivable	178

Total assets	3,300,410,908

Liabilities
Payable for investment securities purchased	20,222,566
Payable for shares of beneficial interest redeemed	2,142,991
Advisory fee payable	2,060,377
Payable for collateral received on securities loaned	1,795,208
Distribution fee payable	108,030
Transfer Agent fee payable	70,132
Administrative fee payable	36,582
Trustees’ fees payable	14,432
Accrued expenses	437,804

Total liabilities	26,888,122

Net Assets	$3,273,522,786

Composition of Net Assets
Paid-in capital	$2,233,614,266
Distributable earnings	1,039,908,520

Net Assets	$3,273,522,786

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$327,793,712	12,536,883	$26.15	*

C	$13,547,586	607,563	$22.30

Advisor	$1,738,004,631	64,600,199	$26.90

R	$42,024,326	1,670,542	$25.16

K	$27,024,242	1,052,099	$25.69

I	$152,214,766	5,864,510	$25.96

Z	$972,913,523	37,522,943	$25.93

(a)	Includes securities on loan with a value of $184,444,067 (see Note E).

*	The maximum offering price per share for Class A shares was $27.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $43,898)	$60,970,264
Affiliated issuers	3,638
Securities lending income	339,915	$61,313,817

Expenses
Advisory fee (see Note B)	23,567,193
Distribution fee—Class A	798,164
Distribution fee—Class C	160,427
Distribution fee—Class R	225,074
Distribution fee—Class K	70,401
Transfer agency—Class A	225,923
Transfer agency—Class C	11,793
Transfer agency—Advisor Class	1,158,261
Transfer agency—Class R	117,038
Transfer agency—Class K	56,321
Transfer agency—Class I	178,753
Transfer agency—Class Z	232,003
Custody and accounting	229,065
Printing	157,830
Registration fees	144,285
Administrative	89,109
Audit and tax	64,328
Trustees’ fees	59,794
Legal	56,224
Miscellaneous	125,068

Total expenses	27,727,054
Less: expenses waived and reimbursed by the Adviser (see Note B)	(16,194)

Net expenses		27,710,860

Net investment income		33,602,957

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		561,596,301
Net change in unrealized appreciation/depreciation of investments		343,024,109

Net gain on investment transactions		904,620,410

Net Increase in Net Assets from Operations		$938,223,367

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2021	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$33,602,957	$26,000,426
Net realized gain (loss) on investment transactions	561,596,301	(283,587,804)
Net change in unrealized appreciation/depreciation of investments	343,024,109	189,521,863

Net increase (decrease) in net assets from operations	938,223,367	(68,065,515)
Distributions to Shareholders
Class A	(1,454,912)	(14,423,195)
Class C	– 0	–	(1,323,952)
Advisor Class	(9,965,363)	(52,922,312)
Class R	(73,075)	(2,234,181)
Class K	(119,933)	(1,241,237)
Class I	(1,481,125)	(9,753,219)
Class Z	(8,199,612)	(40,268,603)
Transactions in Shares of Beneficial Interest
Net decrease	(285,614,854)	(145,278,849)

Total increase (decrease)	631,314,493	(335,511,063)
Net Assets
Beginning of period	2,642,208,293	2,977,719,356

End of period	$3,273,522,786	$2,642,208,293

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2021

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$3,244,076,448		$	– 0	–	$	– 0	–	$3,244,076,448
Short-Term Investments	23,529,453			– 0	–		– 0	–	23,529,453
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,795,208			– 0	–		– 0	–	1,795,208

Total Investments in Securities	3,269,401,109			– 0	–		– 0	–	3,269,401,109
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$3,269,401,109		$	– 0	–	$	– 0	–	$3,269,401,109

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2021, the reimbursement for such services amounted to $89,109.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $836,137 for the year ended November 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,924 from the sale of Class A shares and received $1,922 and $603 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

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NOTES TO FINANCIAL STATEMENTS (continued)

an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2021, such waiver amounted to $16,194.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2021 is as follows:

Fund	Market Value 11/30/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$18,392		$832,638	$827,500	$23,530	$4
Government Money Market Portfolio*	– 0	–	159,685	157,890	1,795	1

Total					$25,325	$5

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,666,806, $2,729,519 and $887,485 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs

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NOTES TO FINANCIAL STATEMENTS (continued)

incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,677,654,205		$1,957,507,143
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,532,940,906

Gross unrealized appreciation	$835,323,163
Gross unrealized depreciation	(98,862,960)

Net unrealized appreciation	$736,460,203

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB DISCOVERY VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$184,444,067	$1,795,208	$193,201,868	$339,367	$548	$	– 0	–

*	As of November 30, 2021.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2021		Year Ended November 30, 2020	Year Ended November 30, 2021		Year Ended November 30, 2020

Class A
Shares sold	2,135,147		1,760,664	$53,838,281		$26,415,008

Shares issued in reinvestment of dividends and distributions	66,393		678,969	1,344,465		13,402,851

Shares converted from Class C	338,615		461,641	8,708,148		7,390,236

Shares redeemed	(3,431,160)		(7,638,706)	(83,793,329)		(123,002,661)

Net decrease	(891,005)		(4,737,432)	$(19,902,435)		$(75,794,566)

Class C
Shares sold	260,804		67,040	$5,691,267		$962,544

Shares issued in reinvestment of dividends and distributions	– 0	–	71,243	– 0	–	1,210,413

Shares converted to Class A	(395,489)		(538,361)	(8,708,148)		(7,390,236)

Shares redeemed	(168,759)		(763,061)	(3,544,558)		(10,364,977)

Net decrease	(303,444)		(1,163,139)	$(6,561,439)		$(15,582,256)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Advisor Class
Shares sold	15,628,283	21,589,499	$400,721,198	$348,846,760

Shares issued in reinvestment of dividends and distributions	355,734	2,229,590	7,395,709	45,171,494

Shares redeemed	(13,204,620)	(24,897,355)	(334,684,471)	(400,477,558)

Net increase (decrease)	2,779,397	(1,078,266)	$73,432,436	$(6,459,304)

Class R
Shares sold	325,104	360,947	$7,804,821	$5,200,235

Shares issued in reinvestment of dividends and distributions	3,735	117,095	73,075	2,234,181

Shares redeemed	(909,027)	(1,344,217)	(21,359,825)	(21,860,393)

Net decrease	(580,188)	(866,175)	$(13,481,929)	$(14,425,977)

Class K
Shares sold	446,171	493,920	$10,841,577	$7,897,375

Shares issued in reinvestment of dividends and distributions	6,021	63,916	119,933	1,241,237

Shares redeemed	(685,337)	(863,537)	(16,009,473)	(13,792,056)

Net decrease	(233,145)	(305,701)	$(5,047,963)	$(4,653,444)

Class I
Shares sold	2,226,693	3,823,858	$54,740,747	$57,996,949

Shares issued in reinvestment of dividends and distributions	73,666	498,106	1,477,748	9,737,968

Shares redeemed	(5,776,663)	(6,482,866)	(141,684,317)	(105,526,216)

Net decrease	(3,476,304)	(2,160,902)	$(85,465,822)	$(37,791,299)

Class Z
Shares sold	5,668,027	14,147,164	$140,463,857	$226,030,260

Shares issued in reinvestment of dividends and distributions	408,983	2,061,059	8,187,843	40,231,880

Shares redeemed	(15,512,697)	(15,939,567)	(377,239,402)	(256,834,143)

Net increase (decrease)	(9,435,687)	268,656	$(228,587,702)	$9,427,997

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a

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NOTES TO FINANCIAL STATEMENTS (continued)

“synthetic” basis, but any such publications would be considered non representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$21,294,020		$29,265,657
Net long-term capital gains	– 0	–	92,901,042

Total taxable distributions	$21,294,020		$122,166,699

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$233,895,807
Undistributed capital gains	69,552,510	(a)
Unrealized appreciation/(depreciation)	736,460,203	(b)

Total accumulated earnings/(deficit)	$1,039,908,520

(a)	During the fiscal year, the Fund utilized $259,400,931 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and non-deductible excise tax paid resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 19.27	$ 20.27	$ 22.06	$ 24.15	$ 22.12

Income From Investment Operations

Net investment income(a)(b)	.20	.14	.12	.07	.04

Net realized and unrealized gain (loss) on investment transactions	6.79	(.34)	.21	(.69)	2.75

Net increase (decrease) in net asset value from operations	6.99	(.20)	.33	(.62)	2.79

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.16)	(.06)	(.04)	(.04)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(.11)	(.80)	(2.12)	(1.47)	(.76)

Net asset value, end of period	$ 26.15	$ 19.27	$ 20.27	$ 22.06	$ 24.15

Total Return

Total investment return based on net asset value(c)*	36.43%	(1.09)%	2.58%	(2.57)%	12.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$327,794	$258,777	$368,201	$422,764	$509,111

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.08%	1.15%	1.12%	1.10%	1.12%

Expenses, before waivers/reimbursements(d)	1.08%	1.15%	1.13%	1.10%	1.13%

Net investment income(b)	.82%	.87%	.64%	.30%	.17%

Portfolio turnover rate	53%	52%	36%	42%	39%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 16.47	$ 17.42	$ 19.34	$ 21.46	$ 19.85

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	.02	(.02)	(.09)	(.12)

Net realized and unrealized gain (loss) on investment transactions	5.82	(.32)	.16	(.60)	2.45

Net increase (decrease) in net asset value from operations	5.83	(.30)	.14	(.69)	2.33

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	– 0	–	(.65)	(2.06)	(1.43)	(.72)

Net asset value, end of period	$ 22.30	$ 16.47	$ 17.42	$ 19.34	$ 21.46

Total Return

Total investment return based on net asset value(c)*	35.40%	(1.85)%	1.84%	(3.31)%	12.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,548	$15,006	$36,124	$59,761	$81,567

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.83%	1.90%	1.88%	1.85%	1.87%

Expenses, before waivers/reimbursements(d)	1.83%	1.90%	1.88%	1.85%	1.87%

Net investment income (loss)(b)	.03%	.12%	(.10)%	(.44)%	(.60)%

Portfolio turnover rate	53%	52%	36%	42%	39%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 19.83	$ 20.83	$ 22.62	$ 24.72	$ 22.62

Income From Investment Operations

Net investment income(a)(b)	.27	.19	.18	.13	.10

Net realized and unrealized gain (loss) on investment transactions	6.96	(.34)	.21	(.71)	2.81

Net increase (decrease) in net asset value from operations	7.23	(.15)	.39	(.58)	2.91

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.21)	(.12)	(.09)	(.09)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(.16)	(.85)	(2.18)	(1.52)	(.81)

Net asset value, end of period	$ 26.90	$ 19.83	$ 20.83	$ 22.62	$ 24.72

Total Return

Total investment return based on net asset value(c)*	36.76%	(.82)%	2.83%	(2.34)%	13.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,738,004	$1,225,735	$1,310,091	$1,349,282	$1,413,304

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.83%	.90%	.87%	.85%	.87%

Expenses, before waivers/reimbursements(d)	.83%	.90%	.88%	.85%	.88%

Net investment income(b)	1.07%	1.10%	.89%	.56%	.42%

Portfolio turnover rate	53%	52%	36%	42%	39%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.55	$ 19.54	$ 21.36	$ 23.48	$ 21.57

Income From Investment Operations

Net investment income (loss)(a)(b)	.09	.07	.05	(.02)	(.05)

Net realized and unrealized gain (loss) on investment transactions	6.55	(.34)	.19	(.67)	2.68

Net increase (decrease) in net asset value from operations	6.64	(.27)	.24	(.69)	2.63

Less: Dividends and Distributions

Dividends from net investment income	(.03)	(.08)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(.03)	(.72)	(2.06)	(1.43)	(.72)

Net asset value, end of period	$ 25.16	$ 18.55	$ 19.54	$ 21.36	$ 23.48

Total Return

Total investment return based on net asset value(c)*	35.79%	(1.43)%	2.16%	(3.01)%	12.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,024	$41,762	$60,911	$74,104	$94,612

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.51%	1.54%	1.52%	1.51%	1.52%

Expenses, before waivers/reimbursements(d)	1.52%	1.55%	1.53%	1.52%	1.53%

Net investment income (loss)(b)	.37%	.46%	.24%	(.11)%	(.23)%

Portfolio turnover rate	53%	52%	36%	42%	39%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 18.94	$ 19.94	$ 21.74	$ 23.80	$ 21.82

Income From Investment Operations

Net investment income(a)(b)	.17	.13	.10	.05	.01

Net realized and unrealized gain (loss) on investment transactions	6.67	(.35)	.21	(.68)	2.72

Net increase (decrease) in net asset value from operations	6.84	(.22)	.31	(.63)	2.73

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.14)	(.05)	– 0	–	(.03)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(.09)	(.78)	(2.11)	(1.43)	(.75)

Net asset value, end of period	$ 25.69	$ 18.94	$ 19.94	$ 21.74	$ 23.80

Total Return

Total investment return based on net asset value(c)*	36.21%	(1.13)%	2.48%	(2.69)%	12.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,024	$24,349	$31,724	$37,062	$43,126

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.21%	1.23%	1.21%	1.20%	1.21%

Expenses, before waivers/reimbursements(d)	1.21%	1.24%	1.22%	1.21%	1.22%

Net investment income(b)	.68%	.77%	.55%	.20%	.07%

Portfolio turnover rate	53%	52%	36%	42%	39%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 19.14	$ 20.13	$ 21.94	$ 24.03	$ 22.01

Income From Investment Operations

Net investment income(a)(b)	.25	.18	.17	.12	.10

Net realized and unrealized gain (loss) on investment transactions	6.73	(.32)	.20	(.68)	2.73

Net increase (decrease) in net asset value from operations	6.98	(.14)	.37	(.56)	2.83

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.21)	(.12)	(.10)	(.09)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(.16)	(.85)	(2.18)	(1.53)	(.81)

Net asset value, end of period	$ 25.96	$ 19.14	$ 20.13	$ 21.94	$ 24.03

Total Return

Total investment return based on net asset value(c)*	36.71%	(.79)%	2.81%	(2.35)%	13.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$152,215	$178,761	$231,569	$222,060	$265,834

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.86%	.90%	.88%	.86%	.85%

Expenses, before waivers/reimbursements(d)	.86%	.90%	.88%	.86%	.86%

Net investment income(b)	1.03%	1.11%	.89%	.54%	.44%

Portfolio turnover rate	53%	52%	36%	42%	39%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 19.12	$ 20.11	$ 21.93	$ 24.01	$ 21.99

Income From Investment Operations

Net investment income(a)(b)	.27	.20	.19	.14	.12

Net realized and unrealized gain (loss) on investment transactions	6.72	(.33)	.19	(.68)	2.72

Net increase (decrease) in net asset value from operations	6.99	(.13)	.38	(.54)	2.84

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.22)	(.14)	(.11)	(.10)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)

Total dividends and distributions	(.18)	(.86)	(2.20)	(1.54)	(.82)

Net asset value, end of period	$ 25.93	$ 19.12	$ 20.11	$ 21.93	$ 24.01

Total Return

Total investment return based on net asset value(c)*	36.76%	(.71)%	2.89%	(2.25)%	13.36%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$972,914	$897,818	$939,099	$781,102	$554,655

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.78%	.81%	.79%	.77%	.78%

Expenses, before waivers/reimbursements(d)	.78%	.81%	.79%	.78%	.79%

Net investment income(b)	1.11%	1.19%	.97%	.62%	.53%

Portfolio turnover rate.	53%	52%	36%	42%	39%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018 and November 30, 2017, such waiver amounted to .01% and .01%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .05%, .04% and .09%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Discovery Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB DISCOVERY VALUE FUND | 45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2022

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2021. For individual shareholders, the Fund designates 88.80% of dividends paid as qualified dividend income. For corporate shareholders, 88.75% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

abfunds.com	AB DISCOVERY VALUE FUND | 47

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 1001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner there of from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

James W. MacGregor 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Head – US Value Equities since 2019; Chief Investment Officer of US Small and Mid-Cap Value Equities.

Erik A. Turenchalk 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

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Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB DISCOVERY VALUE FUND | 63

NOTES

64 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0151-1121

NOV    11.30.21

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

ANNUAL REPORT

January 5, 2022

This report provides management’s discussion of fund performance for the AB International Value Fund for the annual reporting period ended November 30, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND

Class A Shares	-7.44%	11.51%

Class C Shares	-7.82%	10.69%

Advisor Class Shares[1]	-7.33%	11.82%

Class R Shares[1]	-7.56%	11.26%

Class K Shares[1]	-7.47%	11.49%

Class I Shares[1]	-7.34%	11.78%

MSCI EAFE Index (net)	-3.84%	10.77%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2021.

During the 12-month period, all share classes of the Fund, except Class C, outperformed the benchmark, before sales charges. Security selection drove the outperformance, relative to the benchmark, mainly due to selection within the financials and industrials sectors, while selection within materials and technology detracted. Sector selection was also positive. Underweights to health care and consumer staples contributed, while an underweight to technology and an overweight to financials detracted. Overall country selection (a result of bottom-up security analysis combined with fundamental research) contributed, led by an overweight to Austria, while an overweight to Macau detracted.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Security selection drove the underperformance, mainly within the consumer-discretionary and technology

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

sectors; selection within financials and communication services contributed. Sector selection was also negative, as losses from an underweight to technology and an overweight to consumer discretionary offset gains from an underweight to materials and an overweight to energy. Overall country selection contributed for the period. An overweight to South Korea detracted most, while an underweight to Hong Kong contributed.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets ended in positive territory but lagged developed-market returns during the 12-month period ended November 30, 2021. Equity markets were supported by accommodative monetary policy and strong company earnings growth that remained resilient despite rising inflation. Emerging markets experienced periods of weakness later in the period largely due to economic turbulence in China and as a number of emerging-market central banks raised interest rates to rein in inflation. Periods of market volatility sent risk assets lower but were brief as investors continued to buy the dip. Toward the end of the period, equity markets came under pressure as COVID-19 concerns, especially the emergence of the coronavirus omicron variant, dominated investor sentiment amid escalating fears that a new wave of restrictions could derail the economic recovery. Stock markets gave back more gains after comments from the US Federal Reserve suggested that, given higher inflation readings, it might need to accelerate the tapering of bond purchases, increasing the probability of US interest-rate rises in 2022 earlier than previously expected. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

4 | AB INTERNATIONAL VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2011 TO 11/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/2011 to 11/30/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.51%	6.76%

5 Years	4.01%	3.11%

10 Years	4.30%	3.85%

CLASS C SHARES

1 Year	10.69%	9.69%

5 Years	3.24%	3.24%

10 Years[1]	3.53%	3.53%

ADVISOR CLASS SHARES[2]

1 Year	11.82%	11.82%

5 Years	4.28%	4.28%

10 Years	4.58%	4.58%

CLASS R SHARES[2]

1 Year	11.26%	11.26%

5 Years	3.76%	3.76%

10 Years	4.05%	4.05%

CLASS K SHARES[2]

1 Year	11.49%	11.49%

5 Years	4.03%	4.03%

10 Years	4.36%	4.36%

CLASS I SHARES[2]

1 Year	11.78%	11.78%

5 Years	4.40%	4.40%

10 Years	4.76%	4.76%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.65%, 2.43%, 1.40%, 1.88%, 1.57% and 1.14% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.06%

5 Years	3.86%

10 Years	4.80%

CLASS C SHARES

1 Year	9.02%

5 Years	3.99%

10 Years[1]	4.48%

ADVISOR CLASS SHARES[2]

1 Year	11.11%

5 Years	5.04%

10 Years	5.54%

CLASS R SHARES[2]

1 Year	10.54%

5 Years	4.49%

10 Years	5.01%

CLASS K SHARES[2]

1 Year	10.74%

5 Years	4.79%

10 Years	5.32%

CLASS I SHARES[2]

1 Year	11.10%

5 Years	5.14%

10 Years	5.73%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB INTERNATIONAL VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$925.60	$6.03	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000	$921.80	$9.64	2.00%
Hypothetical**	$1,000	$1,015.04	$10.10	2.00%
Advisor Class
Actual	$1,000	$926.70	$4.83	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class R
Actual	$1,000	$924.40	$7.24	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Class K
Actual	$1,000	$925.30	$6.03	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class I
Actual	$1,000	$926.60	$4.83	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $125.9

1

All data are as of November 30, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following: Australia, Belgium, Denmark, Finland, Israel, Macau, Norway, Poland, Portugal, South Africa and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

November 30, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$5,789,783	4.6%

Nestle SA	4,092,523	3.3

SCREEN Holdings Co., Ltd.	3,064,236	2.4

Bank of Ireland Group PLC	3,008,341	2.4

Erste Group Bank AG	2,801,411	2.2

EDP–Energias de Portugal SA	2,740,104	2.2

Fuji Electric Co., Ltd.	2,644,630	2.1

Stellantis NV	2,547,353	2.0

Suncorp Group Ltd.	2,388,195	1.9

Airbus SE	2,364,113	1.9

	$31,440,689	25.0%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

November 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 20.2%
Banks – 14.5%
Banco Bilbao Vizcaya Argentaria SA	342,760	$1,817,184
Bank Leumi Le-Israel BM	177,520	1,708,206
Bank of Ireland Group PLC(a)	550,226	3,008,341
Bank Polska Kasa Opieki SA	30,351	876,450
BNP Paribas SA	29,440	1,829,685
Erste Group Bank AG	63,940	2,801,411
KBC Group NV	27,180	2,281,498
Mediobanca Banca di Credito Finanziario SpA	167,180	1,849,303
Nordea Bank Abp	178,680	2,116,101

		18,288,179

Capital Markets – 1.0%
Credit Suisse Group AG	135,333	1,306,695

Diversified Financial Services – 1.1%
ORIX Corp.	68,800	1,355,594

Insurance – 3.6%
NN Group NV	42,690	2,121,243
Suncorp Group Ltd.	311,690	2,388,195

		4,509,438

		25,459,906

Consumer Discretionary – 18.7%
Auto Components – 3.1%
Faurecia SE	43,185	1,856,001
Pirelli & C SpA(b)	343,560	2,107,543

		3,963,544

Automobiles – 3.4%
Stellantis NV	148,757	2,547,353
Suzuki Motor Corp.	43,100	1,739,845

		4,287,198

Diversified Consumer Services – 1.4%
Benesse Holdings, Inc.	88,100	1,708,999

Hotels, Restaurants & Leisure – 3.4%
Entain PLC(a)(c)	69,180	1,537,674
Galaxy Entertainment Group Ltd.(a)	210,000	1,141,649
Restaurant Brands International, Inc.	29,150	1,630,866

		4,310,189

Household Durables – 3.1%
Persimmon PLC	45,050	1,637,149
Sony Group Corp.	18,300	2,232,759

		3,869,908

Specialty Retail – 1.5%
Kingfisher PLC	453,630	1,906,255

14 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 2.8%
HUGO BOSS AG	35,310	$2,057,631
Pandora A/S	11,350	1,412,195

		3,469,826

		23,515,919

Industrials – 11.9%
Aerospace & Defense – 2.8%
Airbus SE(a)	21,180	2,364,113
Saab AB – Class B	47,160	1,229,525

		3,593,638

Electrical Equipment – 3.2%
Fuji Electric Co., Ltd.	50,800	2,644,630
Prysmian SpA	36,800	1,364,356

		4,008,986

Industrial Conglomerates – 1.7%
Melrose Industries PLC	1,102,938	2,118,981

Machinery – 2.2%
Alstom SA	42,793	1,525,221
Amada Co. Ltd.	135,100	1,259,433

		2,784,654

Professional Services – 1.0%
UT Group Co., Ltd.	35,500	1,257,967

Road & Rail – 1.0%
Sankyu, Inc.	31,500	1,247,588

		15,011,814

Consumer Staples – 11.3%
Beverages – 0.9%
Carlsberg AS – Class B	7,390	1,147,658

Food & Staples Retailing – 1.0%
Koninklijke Ahold Delhaize NV	38,390	1,291,814

Food Products – 6.4%
Morinaga & Co., Ltd./Japan	27,800	864,496
Nestle SA	31,930	4,092,523
Nichirei Corp.	52,400	1,198,142
Salmar ASA	28,960	1,829,914

		7,985,075

Tobacco – 3.0%
British American Tobacco PLC	63,500	2,125,168
Swedish Match AB	229,210	1,672,283

		3,797,451

		14,221,998

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 9.2%
Health Care Equipment & Supplies – 2.4%
ConvaTec Group PLC(b)	591,833	$1,519,119
Smith & Nephew PLC	91,690	1,473,583

		2,992,702

Pharmaceuticals – 6.8%
Nippon Shinyaku Co., Ltd.	14,400	1,066,192
Roche Holding AG	14,830	5,789,783
Sanofi	18,480	1,756,751

		8,612,726

		11,605,428

Information Technology – 7.1%
Electronic Equipment, Instruments & Components – 0.9%
Horiba Ltd.	19,100	1,132,826

Semiconductors & Semiconductor Equipment – 4.9%
NXP Semiconductors NV	6,430	1,436,205
SCREEN Holdings Co., Ltd.(c)	30,500	3,064,236
SK Hynix, Inc.	17,910	1,712,215

		6,212,656

Technology Hardware, Storage & Peripherals – 1.3%
Samsung Electronics Co., Ltd.	26,790	1,608,102

		8,953,584

Materials – 6.3%
Chemicals – 2.6%
Tosoh Corp.	150,600	2,153,020
Zeon Corp.	99,400	1,049,830

		3,202,850

Construction Materials – 1.6%
CRH PLC	42,000	2,041,815

Metals & Mining – 2.1%
Agnico Eagle Mines Ltd.	26,100	1,301,067
Anglo American PLC	35,590	1,310,062

		2,611,129

		7,855,794

Communication Services – 4.5%
Diversified Telecommunication Services – 1.8%
Deutsche Telekom AG	101,280	1,783,813
Orange SA	41,460	445,726

		2,229,539

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 2.0%
GungHo Online Entertainment, Inc.	50,100	$1,340,596
Konami Holdings Corp.(c)	24,100	1,232,009

		2,572,605

Interactive Media & Services – 0.7%
Dip Corp.	25,800	899,572

		5,701,716

Energy – 3.8%
Oil, Gas & Consumable Fuels – 3.8%
ENEOS Holdings, Inc.	321,200	1,192,381
Repsol SA	126,384	1,396,541
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	103,880	2,188,153

		4,777,075

Utilities – 3.6%
Electric Utilities – 3.6%
EDP – Energias de Portugal SA	500,024	2,740,104
Enel SpA	236,080	1,788,864

		4,528,968

Real Estate – 2.8%
Real Estate Management & Development – 2.8%
Aroundtown SA	254,100	1,522,530
Daito Trust Construction Co., Ltd.	18,100	1,960,405

		3,482,935

Total Common Stocks (cost $114,553,093)		125,115,137

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $984,106)	984,106	984,106

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $115,537,199)		126,099,243

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $318,600)	318,600	318,600

Total Investments – 100.4% (cost $115,855,799)		126,417,843
Other assets less liabilities – (0.4)%		(515,876)

Net Assets – 100.0%		$125,901,967

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BR	L3,729	USD	664	12/02/2021	$230
Bank of America, NA	US	D679	BRL	3,729	12/02/2021	(15,683)
Bank of America, NA	ILS	2,554	USD	797	12/09/2021	(13,730)
Bank of America, NA	JPY	78,295	USD	695	02/09/2022	1,762
Citibank, NA	KRW	3,495,071	USD	2,962	01/20/2022	9,870
Citibank, NA	JPY	94,903	USD	834	02/09/2022	(6,776)
Citibank, NA	EUR	578	USD	672	02/10/2022	14,609
Citibank, NA	USD	642	EUR	568	02/10/2022	3,209
Citibank, NA	USD	713	EUR	626	02/10/2022	(1,752)
Credit Suisse International	USD	1,531	CHF	1,421	01/13/2022	20,021
Credit Suisse International	USD	802	SEK	6,856	01/20/2022	(39,897)
Deutsche Bank AG	USD	602	RUB	44,376	12/15/2021	(5,115)
Deutsche Bank AG	EUR	8,428	USD	9,744	02/10/2022	163,864
Goldman Sachs Bank USA	USD	833	CNH	5,407	12/09/2021	15,163
Goldman Sachs Bank USA	USD	4,492	CHF	4,121	01/13/2022	5,256
Goldman Sachs Bank USA	USD	692	MXN	14,142	01/13/2022	(38,420)
HSBC Bank USA	PLN	5,642	USD	1,463	12/07/2021	89,427
JPMorgan Chase Bank, NA	CHF	1,561	USD	1,689	01/13/2022	(13,385)
JPMorgan Chase Bank, NA	KRW	222,954	USD	189	01/20/2022	631
JPMorgan Chase Bank, NA	SEK	6,856	USD	786	01/20/2022	24,007
Morgan Stanley Capital Services, Inc.	NOK	5,419	USD	644	01/20/2022	44,711
Morgan Stanley Capital Services, Inc.	USD	660	IDR	9,505,646	01/27/2022	65
Morgan Stanley Capital Services, Inc.	USD	5,853	AUD	7,917	02/08/2022	(205,966)
Morgan Stanley Capital Services, Inc.	USD	682	JPY	78,571	02/09/2022	13,741
Morgan Stanley Capital Services, Inc.	CAD	3,635	USD	2,888	02/10/2022	41,112
Morgan Stanley Capital Services, Inc.	EUR	1,194	USD	1,353	02/10/2022	(4,001)
Morgan Stanley Capital Services, Inc.	USD	723	EUR	641	02/10/2022	4,589
Natwest Markets PLC	USD	815	GBP	612	01/14/2022	(318)
Natwest Markets PLC	HKD	4,229	USD	543	02/10/2022	795
Standard Chartered Bank	USD	676	INR	51,025	01/07/2022	1,744
Standard Chartered Bank	GBP	427	USD	575	01/14/2022	6,191
Standard Chartered Bank	IDR	9,505,646	USD	659	01/27/2022	(431)
State Street Bank & Trust Co.	USD	360	PLN	1,497	12/07/2021	3,997
State Street Bank & Trust Co.	USD	188	PLN	744	12/07/2021	(6,934)
State Street Bank & Trust Co.	CHF	72	USD	79	01/13/2022	72
State Street Bank & Trust Co.	CHF	693	USD	746	01/13/2022	(10,666)
State Street Bank & Trust Co.	USD	369	CHF	336	01/13/2022	(2,553)
State Street Bank & Trust Co.	GBP	562	USD	758	01/14/2022	9,586
State Street Bank & Trust Co.	USD	1,997	GBP	1,497	01/14/2022	(3,958)
State Street Bank & Trust Co.	NOK	1,961	USD	233	01/20/2022	16,130
State Street Bank & Trust Co.	USD	229	NOK	1,961	01/20/2022	(12,495)
State Street Bank & Trust Co.	USD	474	NZD	686	01/20/2022	(6,554)
State Street Bank & Trust Co.	USD	398	SEK	3,397	01/20/2022	(20,055)

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	AUD	581	USD	415	02/08/2022	$849
State Street Bank & Trust Co.	USD	859	AUD	1,165	02/08/2022	(28,378)
State Street Bank & Trust Co.	JPY	100,017	USD	877	02/09/2022	(8,406)
State Street Bank & Trust Co.	USD	368	JPY	41,818	02/09/2022	2,296
State Street Bank & Trust Co.	CAD	170	USD	135	02/10/2022	1,982
State Street Bank & Trust Co.	EUR	1,122	USD	1,264	02/10/2022	(11,640)
State Street Bank & Trust Co.	USD	1,002	EUR	883	02/10/2022	1,003
State Street Bank & Trust Co.	USD	1,658	EUR	1,448	02/10/2022	(12,751)
UBS AG	BRL	3,729	USD	666	12/02/2021	2,229
UBS AG	USD	664	BRL	3,729	12/02/2021	(230)
UBS AG	USD	661	BRL	3,729	01/04/2022	(2,061)
UBS AG	CHF	692	USD	755	01/13/2022	(97)
UBS AG	USD	1,342	GBP	989	01/14/2022	(25,351)
UBS AG	USD	1,413	SGD	1,904	01/14/2022	(17,945)

						$(16,407)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At November 30, 2021, the aggregate market value of these securities amounted to $3,626,662 or 2.9% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF ASSETS & LIABILITIES

November 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $114,553,093)	$125,115,137	(a)
Affiliated issuers (cost $1,302,706—including investment of cash collateral for securities loaned of $318,600)	1,302,706
Foreign currencies, at value (cost $220,236)	219,589
Receivable for investment securities sold and foreign currency transactions	1,568,965
Unaffiliated dividends receivable	819,334
Unrealized appreciation on forward currency exchange contracts	499,141
Receivable for shares of beneficial interest sold	52,909
Affiliated dividends receivable	7

Total assets	129,577,788

Liabilities
Payable for investment securities purchased	2,186,630
Unrealized depreciation on forward currency exchange contracts	515,548
Payable for collateral received on securities loaned	318,600
Payable for shares of beneficial interest redeemed	295,093
Advisory fee payable	69,621
Administrative fee payable	40,949
Foreign capital gains tax payable	38,661
Distribution fee payable	22,144
Transfer Agent fee payable	9,808
Trustees’ fees payable	4,993
Accrued expenses	173,774

Total liabilities	3,675,821

Net Assets	$125,901,967

Composition of Net Assets
Paid-in capital	$231,906,196
Accumulated loss	(106,004,229)

Net Assets	$125,901,967

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$78,443,258	5,628,122	$13.94	*

C	$1,233,277	90,974	$13.56

Advisor	$32,838,856	2,297,988	$14.29

R	$5,387,006	390,205	$13.81

K	$6,599,396	475,715	$13.87

I	$1,400,174	100,877	$13.88

(a)	Includes securities on loan with a value of $776,738 (see Note E).

*	The maximum offering price per share for Class A shares was $14.56 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $546,223)	$4,572,262
Affiliated issuers	166
Securities lending income	66,496	$4,638,924

Expenses
Advisory fee (see Note B)	1,037,787
Distribution fee—Class A	213,343
Distribution fee—Class C	18,184
Distribution fee—Class R	29,922
Distribution fee—Class K	19,991
Transfer agency—Class A	219,697
Transfer agency—Class C	5,157
Transfer agency—Advisor Class	90,399
Transfer agency—Class R	15,560
Transfer agency—Class K	15,993
Transfer agency—Class I	428
Custody and accounting	107,997
Administrative	98,904
Registration fees	94,079
Audit and tax	70,498
Legal	34,593
Printing	30,802
Trustees’ fees	20,195
Miscellaneous	30,699

Total expenses	2,154,228
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(485,573)

Net expenses		1,668,655

Net investment income		2,970,269

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		14,085,056
Forward currency exchange contracts		17,779
Foreign currency transactions		(42,512)
Net change in unrealized appreciation/depreciation of:
Investments		(1,422,279)
Forward currency exchange contracts		40,810
Foreign currency denominated assets and liabilities		(24,485)

Net gain on investment and foreign currency transactions		12,654,369

Net Increase in Net Assets from Operations		$15,624,638

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2021	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,970,269	$1,374,916
Net realized gain (loss) on investment and foreign currency transactions	14,060,323	(7,590,150)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,405,954)	1,197,955

Net increase (decrease) in net assets from operations	15,624,638	(5,017,279)
Distributions to Shareholders
Class A	(586,986)	(1,143,181)
Class C	– 0	–	(569)
Advisor Class	(310,439)	(497,715)
Class R	(23,282)	(83,672)
Class K	(58,644)	(102,358)
Class I	(66,285)	(72,525)
Transactions in Shares of Beneficial Interest
Net decrease	(18,530,391)	(33,596,375)

Total decrease	(3,951,389)	(40,513,674)
Net Assets
Beginning of period	129,853,356	170,367,030

End of period	$125,901,967	$129,853,356

See notes to financial statements.

22 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2021

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

24 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$25,459,906		$	– 0	–	$25,459,906
Consumer Discretionary		1,630,866		21,885,053			– 0	–	23,515,919
Industrials		– 0	–	15,011,814			– 0	–	15,011,814
Consumer Staples		– 0	–	14,221,998			– 0	–	14,221,998
Health Care		1,519,119		10,086,309			– 0	–	11,605,428
Information Technology		1,436,205		7,517,379			– 0	–	8,953,584
Materials		1,301,067		6,554,727			– 0	–	7,855,794
Communication Services		– 0	–	5,701,716			– 0	–	5,701,716
Energy		– 0	–	4,777,075			– 0	–	4,777,075
Utilities		– 0	–	4,528,968			– 0	–	4,528,968
Real Estate		– 0	–	3,482,935			– 0	–	3,482,935
Short-Term Investments		984,106		– 0	–		– 0	–	984,106
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		318,600		– 0	–		– 0	–	318,600

Total Investments in Securities		7,189,963		119,227,880	(a)		– 0	–	126,417,843
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	499,141			– 0	–	499,141
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(515,548)			– 0	–	(515,548)

Total		$7,189,963		$119,211,473		$	– 0	–	$126,401,436

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

26 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In July 2015, the Fund successfully recovered taxes withheld by Finland in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for a portion of the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses

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NOTES TO FINANCIAL STATEMENTS (continued)

associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the year ended November 30, 2021, such reimbursements/waivers amounted to $484,767.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2021, the reimbursement for such services amounted to $98,904.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $120,832 for the year ended November 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $507 from the sale of Class A shares and received $475 and $77 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2021, such waiver amounted to $734.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,360	$35,905	$36,281	$984	$0	*
Government Money Market Portfolio**	3,472	32,809	35,962	319	0	*

Total				$1,303	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,492,249, $2,372,978 and $2,426,751 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$60,703,394		$77,560,399
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$117,228,603

Gross unrealized appreciation	$19,814,363
Gross unrealized depreciation	(10,642,638)

Net unrealized appreciation	$9,171,725

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2021, the Fund held forward currency exchange contracts for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$499,141	Unrealized depreciation on forward currency exchange contracts	$515,548

Total		$499,141		$515,548

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$17,779	$40,810

Total		$17,779	$40,810

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$34,379,897
Average principal amount of sale contracts	$34,458,706

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$1,992	$(1,992)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	27,688	(8,528)	– 0	–	– 0	–	19,160
Credit Suisse International	20,021	(20,021)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	163,864	(5,115)	– 0	–	– 0	–	158,749
Goldman Sachs Bank USA	20,419	(20,419)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	89,427	– 0	–	– 0	–	– 0	–	89,427
JPMorgan Chase Bank, NA	24,638	(13,385)	– 0	–	– 0	–	11,253
Morgan Stanley Capital Services, Inc.	104,218	(104,218)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	795	(318)	– 0	–	– 0	–	477
Standard Chartered Bank	7,935	(431)	– 0	–	– 0	–	7,504
State Street Bank & Trust Co.	35,915	(35,915)	– 0	–	– 0	–	– 0	–
UBS AG	2,229	(2,229)	– 0	–	– 0	–	– 0	–

Total	$499,141	$(212,571)	$	– 0	–	$	– 0	–	$286,570	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$29,413	$(1,992)	$	– 0	–	$	– 0	–	$27,421
Citibank, NA	8,528	(8,528)		– 0	–		– 0	–	– 0	–
Credit Suisse International	39,897	(20,021)		– 0	–		– 0	–	19,876
Deutsche Bank AG	5,115	(5,115)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	38,420	(20,419)		– 0	–		– 0	–	18,001
JPMorgan Chase Bank, NA	13,385	(13,385)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	209,967	(104,218)		– 0	–		– 0	–	105,749
Natwest Markets PLC	318	(318)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	431	(431)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	124,390	(35,915)		– 0	–		– 0	–	88,475
UBS AG	45,684	(2,229)		– 0	–		– 0	–	43,455

Total	$515,548	$(212,571)	$	– 0	–	$	– 0	–	$302,977	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$776,738	$318,600	$505,120	$66,251	$245	$72

*	As of November 30, 2021.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Class A
Shares sold	461,561	513,868	$6,642,673	$5,621,728

Shares issued in reinvestment of dividends	41,071	81,035	533,507	1,046,977

Shares converted from Class C	53,038	50,582	787,169	565,036

Shares redeemed	(1,318,311)	(2,245,589)	(18,643,871)	(25,441,414)

Net decrease	(762,641)	(1,600,104)	$(10,680,522)	$(18,207,673)

Class C
Shares sold	8,396	16,486	$117,500	$176,101

Shares issued in reinvestment of dividends	– 0	–	40	– 0	–	513

Shares converted to Class A	(54,295)	(51,757)	(787,169)	(565,036)

Shares redeemed	(40,933)	(170,328)	(563,151)	(1,782,718)

Net decrease	(86,832)	(205,559)	$(1,232,820)	$(2,171,140)

Advisor Class
Shares sold	172,998	299,283	$2,471,355	$3,330,552

Shares issued in reinvestment of dividends	18,534	30,742	246,319	406,105

Shares redeemed	(388,773)	(690,767)	(5,613,711)	(7,712,023)

Net decrease	(197,241)	(360,742)	$(2,896,037)	$(3,975,366)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Class R
Shares sold	87,142	95,288	$1,229,701	$1,017,547

Shares issued in reinvestment of dividends	1,804	6,525	23,270	83,645

Shares redeemed	(185,859)	(371,728)	(2,589,477)	(4,227,414)

Net decrease	(96,913)	(269,915)	$(1,336,506)	$(3,126,222)

Class K
Shares sold	308,530	194,979	$4,088,352	$2,048,564

Shares issued in reinvestment of dividends	4,536	7,947	58,644	102,358

Shares redeemed	(408,575)	(289,483)	(5,698,030)	(3,174,463)

Net decrease	(95,509)	(86,557)	$(1,551,034)	$(1,023,541)

Class I
Shares sold	318,443	94,871	$4,155,141	$994,067

Shares issued in reinvestment of dividends	5,134	5,618	66,285	72,298

Shares redeemed	(368,220)	(525,953)	(5,054,898)	(6,158,798)

Net decrease	(44,643)	(425,464)	$(833,472)	$(5,092,433)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,045,636	$1,900,020

Total taxable distributions paid	$1,045,636	$1,900,020

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,365,944
Accumulated capital and other losses	(119,342,631	)(a)
Unrealized appreciation/(depreciation)	9,174,206	(b)

Total accumulated earnings/(deficit)	$(106,802,481	)(c)

(a)

As of November 30, 2021, the Fund had a net capital loss carryforward of $119,342,631. During the fiscal year, the Fund utilized $13,815,949 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund had a net short-term capital loss carryforward of $38,758,530 and a net long-term capital loss carryforward of $80,584,101, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as

40 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB INTERNATIONAL VALUE FUND | 41

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.58	$ 12.84	$ 12.32	$ 14.98	$ 11.93

Income From Investment Operations

Net investment income(a)(b)	.30	.11	.19	.16	.20 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	(.23)	.36	(2.54)	2.87

Net increase (decrease) in net asset value from operations	1.45	(.12)	.55	(2.38)	3.07

Less: Dividends

Dividends from net investment income	(.09)	(.14)	(.03)	(.28)	(.02)

Net asset value, end of period	$ 13.94	$ 12.58	$ 12.84	$ 12.32	$ 14.98

Total Return

Total investment return based on net asset value(c)*	11.51%	(.85)%	4.47%	(16.20)%	25.78%†

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$79	$80	$102	$117	$160

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25%	1.25%	1.44%	1.43%	1.45%

Expenses, before waivers/reimbursements(d)	1.61%	1.65%	1.61%	1.43%	1.46%

Net investment income(b)	2.10%	1.00%	1.56%	1.11%	1.43%†

Portfolio turnover rate	45%	48%	47%	34%	50%

See footnote summary on page 48.

42 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2021		2020		2019		2018	2017

Net asset value, beginning of period	$ 12.25		$ 12.46		$ 12.02		$ 14.45	$ 11.57

Income From Investment Operations

Net investment income(a)(b)	.20		.03		.10		.05	.07	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.11		(.24)		.34		(2.47)	2.81

Net increase (decrease) in net asset value from operations	1.31		(.21)		.44		(2.42)	2.88

Less: Dividends

Dividends from net investment income	– 0	–	(.00	)(e)	– 0	–	(.01)	– 0	–

Net asset value, end of period	$ 13.56		$ 12.25		$ 12.46		$ 12.02	$ 14.45

Total Return

Total investment return based on net asset value(c)*	10.69%		(1.67)%		3.66%		(16.77)%	24.89	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,233		$2,178		$4,775		$8,295	$16,223

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	2.00%		2.00%		2.22%		2.18%	2.22%

Expenses, before waivers/reimbursements(d)	2.38%		2.43%		2.37%		2.18%	2.23%

Net investment income(b)	1.44%		.26%		.86%		.34%	.50	%†

Portfolio turnover rate	45%		48%		47%		34%	50%

See footnote summary on page 48.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.90	$ 13.16	$ 12.63	$ 15.33	$ 12.20

Income From Investment Operations

Net investment income(a)(b)	.35	.15	.23	.20	.23 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	(.23)	.36	(2.59)	2.94

Net increase (decrease) in net asset value from operations	1.52	(.08)	.59	(2.39)	3.17

Less: Dividends

Dividends from net investment income	(.13)	(.18)	(.06)	(.31)	(.04)

Net asset value, end of period	$ 14.29	$ 12.90	$ 13.16	$ 12.63	$ 15.33

Total Return

Total investment return based on net asset value(c)*	11.82%	(.68)%	4.72%	(15.92)%	26.08%†

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$33	$32	$38	$46	$65

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00%	1.00%	1.20%	1.18%	1.21%

Expenses, before waivers/reimbursements(d)	1.36%	1.40%	1.36%	1.18%	1.21%

Net investment income(b)	2.36%	1.25%	1.84%	1.36%	1.66%†

Portfolio turnover rate	45%	48%	47%	34%	50%

See footnote summary on page 48.

44 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2021	2020	2019		2018	2017

Net asset value, beginning of period	$ 12.46	$ 12.71	$ 12.20		$ 14.83	$ 11.82

Income From Investment Operations

Net investment income(a)(b)	.26	.08	.16		.12	.16	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14	(.22)	.35		(2.52)	2.85

Net increase (decrease) in net asset value from operations	1.40	(.14)	.51		(2.40)	3.01

Less: Dividends

Dividends from net investment income	(.05)	(.11)	– 0	–	(.23)	– 0	–

Net asset value, end of period	$ 13.81	$ 12.46	$ 12.71		$ 12.20	$ 14.83

Total Return

Total investment return based on net asset value(c)*	11.26%	(1.12)%	4.18%		(16.41)%	25.52	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,387	$6,068	$9,623		$12,079	$16,561

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50%	1.50%	1.69%		1.72%	1.71%

Expenses, before waivers/reimbursements(d)	1.86%	1.88%	1.83%		1.73%	1.72%

Net investment income(b)	1.85%	.74%	1.32%		.82%	1.15	%†

Portfolio turnover rate	45%	48%	47%		34%	50%

See footnote summary on page 48.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.54	$ 12.81	$ 12.29	$ 14.93	$ 11.90

Income From Investment Operations

Net investment income(a)(b)	.30	.12	.20	.16	.20 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.13	(.23)	.35	(2.52)	2.86

Net increase (decrease) in net asset value from operations	1.43	(.11)	.55	(2.36)	3.06

Less: Dividends

Dividends from net investment income	(.10)	(.16)	(.03)	(.28)	(.03)

Net asset value, end of period	$ 13.87	$ 12.54	$ 12.81	$ 12.29	$ 14.93

Total Return

Total investment return based on net asset value(c)*	11.49%	(.92)%	4.48%	(16.09)%	25.80%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,599	$7,162	$8,425	$9,390	$12,888

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25%	1.25%	1.40%	1.41%	1.40%

Expenses, before waivers/reimbursements(d)	1.55%	1.57%	1.52%	1.42%	1.41%

Net investment income(b)	2.09%	1.02%	1.65%	1.12%	1.47%†

Portfolio turnover rate	45%	48%	47%	34%	50%

See footnote summary on page 48.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.57	$ 12.86	$ 12.35	$ 15.01	$ 11.94

Income From Investment Operations

Net investment income(a)(b)	.32	.15	.24	.23	.25 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	(.23)	.35	(2.54)	2.89

Net increase (decrease) in net asset value from operations	1.47	(.08)	.59	(2.31)	3.14

Less: Dividends

Dividends from net investment income	(.16)	(.21)	(.08)	(.35)	(.07)

Net asset value, end of period	$ 13.88	$ 12.57	$ 12.86	$ 12.35	$ 15.01

Total Return

Total investment return based on net asset value(c)*	11.78%	(.64)%	4.87%	(15.77)%	26.41%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,400	$1,829	$7,342	$4,280	$10,781

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00%	1.00%	1.03%	.98%	.96%

Expenses, before waivers/reimbursements(d)	1.12%	1.14%	1.11%	.99%	.97%

Net investment income(b)	2.28%	1.30%	1.97%	1.61%	1.79%†

Portfolio turnover rate	45%	48%	47%	34%	50%

See footnote summary on page 48.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

(e)	Amount is less than $.005.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020 and November 30, 2019 by .04% and .19%, respectively.

See notes to financial statements.

48 | AB INTERNATIONAL VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2022

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2021.

For the taxable year ended November 30, 2021, the Fund designates 95.69% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2021, $276,238 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $5,118,485.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

58 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Tawhid Ali 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of European Value Equities.

Avi Lavi 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Global and International Value Equities.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB INTERNATIONAL VALUE FUND | 61

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

62 | AB INTERNATIONAL VALUE FUND	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers

abfunds.com	AB INTERNATIONAL VALUE FUND | 63

receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the

64 | AB INTERNATIONAL VALUE FUND	abfunds.com

differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB INTERNATIONAL VALUE FUND | 65

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

66 | AB INTERNATIONAL VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB INTERNATIONAL VALUE FUND | 67

NOTES

68 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0151-1121

NOV    11.30.21

ANNUAL REPORT

AB VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

ANNUAL REPORT

January 5, 2022

This report provides management’s discussion of fund performance for the AB Value Fund for the annual reporting period ended November 30, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB VALUE FUND

Class A Shares	-3.05%	25.68%

Class C Shares	-3.39%	24.75%

Advisor Class Shares[1]	-2.89%	25.97%

Class R Shares[1]	-3.22%	25.14%

Class K Shares[1]	-3.11%	25.51%

Class I Shares[1]	-2.91%	25.97%

Russell 1000 Value Index	-0.57%	22.25%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2021.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Overall security selection contributed to returns, relative to the benchmark. Selection within the technology and consumer-discretionary sectors contributed most, while selection within consumer staples and energy detracted. Sector selection detracted, as gains from an overweight to technology and an underweight to consumer staples were offset by losses from an overweight to communication services and an underweight to financials.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Both security and sector selection were negative. Security selection within health care and energy detracted most, while selection within industrials and communication services

2 | AB VALUE FUND	abfunds.com

contributed. An overweight to communication services and an underweight to real estate detracted, offsetting gains from an underweight to materials and an overweight to consumer discretionary.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets ended in positive territory but lagged developed-market returns during the 12-month period ended November 30, 2021. Equity markets were supported by accommodative monetary policy and strong company earnings growth that remained resilient despite rising inflation. Emerging markets experienced periods of weakness later in the period largely due to economic turbulence in China and as a number of emerging-market central banks raised interest rates to rein in inflation. Periods of market volatility sent risk assets lower but were brief as investors continued to buy the dip. Toward the end of the period, equity markets came under pressure as COVID-19 concerns, especially the emergence of the coronavirus omicron variant, dominated investor sentiment amid escalating fears that a new wave of restrictions could derail the economic recovery. Stock markets gave back more gains after comments from the US Federal Reserve suggested that, given higher inflation readings, it might need to accelerate the tapering of bond purchases, increasing the probability of US interest-rate rises in 2022 earlier than previously expected. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose

(continued on next page)

abfunds.com	AB VALUE FUND | 3

long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2011 TO 11/30/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/2011 to 11/30/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	25.68%	20.34%

5 Years	7.36%	6.44%

10 Years	9.75%	9.28%

CLASS C SHARES

1 Year	24.75%	23.75%

5 Years	6.56%	6.56%

10 Years[1]	8.95%	8.95%

ADVISOR CLASS SHARES[2]

1 Year	25.97%	25.97%

5 Years	7.65%	7.65%

10 Years	10.06%	10.06%

CLASS R SHARES[2]

1 Year	25.14%	25.14%

5 Years	6.89%	6.89%

10 Years	9.32%	9.32%

CLASS K SHARES[2]

1 Year	25.51%	25.51%

5 Years	7.23%	7.23%

10 Years	9.64%	9.64%

CLASS I SHARES[2]

1 Year	25.97%	25.97%

5 Years	7.68%	7.68%

10 Years	10.12%	10.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.75%, 0.74%, 1.44%, 1.14% and 0.71% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	21.63%

5 Years	7.21%

10 Years	9.70%

CLASS C SHARES

1 Year	25.03%

5 Years	7.32%

10 Years[1]	9.36%

ADVISOR CLASS SHARES[2]

1 Year	27.33%

5 Years	8.40%

10 Years	10.47%

CLASS R SHARES[2]

1 Year	26.40%

5 Years	7.65%

10 Years	9.72%

CLASS K SHARES[2]

1 Year	26.81%

5 Years	7.99%

10 Years	10.06%

CLASS I SHARES[2]

1 Year	27.34%

5 Years	8.45%

10 Years	10.53%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2021	Ending Account Value November 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$969.50	$4.64	0.94%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%
Class C
Actual	$1,000	$966.10	$8.38	1.70%
Hypothetical**	$1,000	$1,016.55	$8.59	1.70%
Advisor Class
Actual	$1,000	$971.10	$3.41	0.69%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%
Class R
Actual	$1,000	$967.80	$6.86	1.39%
Hypothetical**	$1,000	$1,018.10	$7.03	1.39%
Class K
Actual	$1,000	$968.90	$5.43	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
Class I
Actual	$1,000	$970.90	$3.31	0.67%
Hypothetical**	$1,000	$1,021.71	$3.40	0.67%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $425.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Bank of America Corp.	$20,151,225	4.7%

Wells Fargo & Co.	17,571,429	4.1

Comcast Corp. – Class A	15,817,571	3.7

Roche Holding AG (Sponsored ADR)	15,719,501	3.7

Oracle Corp.	15,572,798	3.7

Medtronic PLC	15,455,602	3.6

UnitedHealth Group, Inc.	15,067,054	3.5

Walmart, Inc.	14,430,325	3.4

EOG Resources, Inc.	12,110,922	2.9

MetLife, Inc.	11,913,670	2.8

	$153,810,097	36.1%

1	All data are as of November 30, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Financials – 19.5%
Banks – 10.8%
Bank of America Corp.	453,142	$20,151,225
Citigroup, Inc.	91,388	5,821,416
First Citizens BancShares, Inc./NC – Class A(a)	2,951	2,372,545
Wells Fargo & Co.	367,757	17,571,429

		45,916,615

Capital Markets – 2.9%
Ameriprise Financial, Inc.	19,526	5,654,730
Morgan Stanley	71,104	6,742,081

		12,396,811

Insurance – 5.8%
Everest Re Group Ltd.	28,329	7,262,989
MetLife, Inc.	203,097	11,913,670
Progressive Corp. (The)	59,428	5,523,238

		24,699,897

		83,013,323

Health Care – 17.0%
Health Care Equipment & Supplies – 4.4%
Medtronic PLC	144,851	15,455,602
Zimmer Biomet Holdings, Inc.	27,310	3,266,276

		18,721,878

Health Care Providers & Services – 5.2%
Centene Corp.(b)	98,323	7,021,245
UnitedHealth Group, Inc.	33,918	15,067,054

		22,088,299

Health Care Technology – 1.0%
Change Healthcare, Inc.(b)	204,539	4,148,051

Pharmaceuticals – 6.4%
Johnson & Johnson	39,560	6,168,591
Merck & Co., Inc.	72,807	5,453,973
Roche Holding AG (Sponsored ADR)	322,253	15,719,501

		27,342,065

		72,300,293

Industrials – 12.3%
Aerospace & Defense – 1.1%
Spirit AeroSystems Holdings, Inc. – Class A	124,608	4,717,659

Construction & Engineering – 1.4%
AECOM(b)	86,000	5,928,840

Electrical Equipment – 1.7%
Regal Rexnord Corp.	46,642	7,374,100

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.2%
General Electric Co.	53,851	$5,115,306

Machinery – 1.0%
Oshkosh Corp.	38,851	4,180,368

Professional Services – 2.2%
Robert Half International, Inc.	84,342	9,376,300

Road & Rail – 1.8%
CSX Corp.	221,619	7,681,315

Trading Companies & Distributors – 1.9%
WW Grainger, Inc.	16,402	7,896,087

		52,269,975

Consumer Discretionary – 10.3%
Auto Components – 1.0%
Goodyear Tire & Rubber Co. (The)(b)	217,360	4,371,109

Automobiles – 2.5%
Ford Motor Co.	356,755	6,846,129
Stellantis NV(a)	216,086	3,701,553

		10,547,682

Household Durables – 1.7%
PulteGroup, Inc.	142,677	7,138,130

Internet & Direct Marketing Retail – 1.6%
eBay, Inc.	102,725	6,929,828

Specialty Retail – 2.6%
AutoZone, Inc.(b)	6,123	11,125,920

Textiles, Apparel & Luxury Goods – 0.9%
Tapestry, Inc.	99,840	4,005,581

		44,118,250

Information Technology – 9.6%
Semiconductors & Semiconductor Equipment – 1.9%
NXP Semiconductors NV	36,877	8,236,847

Software – 5.5%
NortonLifeLock, Inc.	315,168	7,831,925
Oracle Corp.	171,620	15,572,798

		23,404,723

Technology Hardware, Storage & Peripherals – 2.2%
Western Digital Corp.(b)	158,708	9,179,671

		40,821,241

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 9.3%
Diversified Telecommunication Services – 4.3%
Charter Communications, Inc. – Class A(a)(b)	4,023	$2,599,984
Comcast Corp. – Class A	316,478	15,817,571

		18,417,555

Interactive Media & Services – 3.1%
Alphabet, Inc. – Class C(b)	2,129	6,065,606
Meta Platforms, Inc. – Class A(b)	22,075	7,162,455

		13,228,061

Wireless Telecommunication Services – 1.9%
T-Mobile US, Inc.(b)	73,793	8,029,416

		39,675,032

Consumer Staples – 7.6%
Beverages – 4.2%
Coca-Cola Co. (The)	215,502	11,303,080
Molson Coors Beverage Co. – Class B	149,416	6,640,047

		17,943,127

Food & Staples Retailing – 3.4%
Walmart, Inc.	102,612	14,430,325

		32,373,452

Utilities – 5.1%
Electric Utilities – 4.2%
American Electric Power Co., Inc.	84,637	6,859,829
NextEra Energy, Inc.	124,768	10,827,367

		17,687,196

Multi-Utilities – 0.9%
Ameren Corp.	49,002	3,998,073

		21,685,269

Energy – 4.5%
Oil, Gas & Consumable Fuels – 4.5%
EOG Resources, Inc.	139,206	12,110,922
Valero Energy Corp.	103,445	6,924,608

		19,035,530

Real Estate – 3.6%
Equity Real Estate Investment Trusts (REITs) – 3.6%
American Campus Communities, Inc.	83,096	4,299,387
Americold Realty Trust	109,628	3,578,258
Cousins Properties, Inc.	112,012	4,229,573
MGM Growth Properties LLC – Class A	88,747	3,249,028

		15,356,246

abfunds.com	AB VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 1.0%
Metals & Mining – 1.0%
Reliance Steel & Aluminum Co.	28,326	$4,210,093

Total Common Stocks (cost $331,630,081)		424,858,704

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $322,660)	322,660	322,660

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $331,952,741)		425,181,364

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $2,518,650)	2,518,650	2,518,650

Total Investments – 100.5% (cost $334,471,391)		427,700,014
Other assets less liabilities – (0.5)%		(1,992,476)

Net Assets – 100.0%		$425,707,538

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $331,630,081)	$424,858,704	(a)
Affiliated issuers (cost $2,841,310—including investment of cash collateral for securities loaned of $2,518,650)	2,841,310
Receivable for investment securities sold	9,248,949
Unaffiliated dividends receivable	884,381
Receivable for shares of beneficial interest sold	412,873
Affiliated dividends receivable	4

Total assets	438,246,221

Liabilities
Payable for investment securities purchased	9,066,712
Payable for collateral received on securities loaned	2,518,650
Payable for shares of beneficial interest redeemed	523,886
Advisory fee payable	202,431
Administrative fee payable	40,949
Distribution fee payable	13,857
Transfer Agent fee payable	8,421
Trustees’ fees payable	5,895
Accrued expenses	157,882

Total liabilities	12,538,683

Net Assets	$425,707,538

Composition of Net Assets
Paid-in capital	$292,594,752
Distributable earnings	133,112,786

Net Assets	$425,707,538

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$50,255,322	2,723,306	$18.45	*

C	$1,418,936	76,687	$18.50

Advisor	$364,321,821	19,690,828	$18.50

R	$354,830	19,369	$18.32

K	$7,571,415	418,488	$18.09

I	$1,785,214	97,364	$18.34

(a)	Includes securities on loan with a value of $7,472,935 (see Note E).

*	The maximum offering price per share for Class A shares was $19.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $72,678)	$7,846,866
Affiliated issuers	146
Securities lending income	31,291	$7,878,303

Expenses
Advisory fee (see Note B)	2,342,540
Distribution fee—Class A	125,489
Distribution fee—Class C	13,994
Distribution fee—Class R	1,781
Distribution fee—Class K	18,363
Transfer agency—Class A	21,820
Transfer agency—Class C	738
Transfer agency—Advisor Class	158,611
Transfer agency—Class R	887
Transfer agency—Class K	14,691
Transfer agency—Class I	359
Administrative	98,904
Registration fees	96,129
Custody and accounting	91,374
Audit and tax	55,311
Legal	36,424
Printing	27,627
Trustees’ fees	23,828
Miscellaneous	23,583

Total expenses	3,152,453
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(715)

Net expenses		3,151,738

Net investment income		4,726,565

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		47,496,583
Net change in unrealized appreciation/depreciation of investments		41,356,638

Net gain on investment transactions		88,853,221

Net Increase in Net Assets from Operations		$93,579,786

See notes to financial statements.

18 | AB VALUE FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2021	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,726,565	$5,566,632
Net realized gain (loss) on investment transactions	47,496,583	(11,908,320)
Net change in unrealized appreciation/depreciation of investments	41,356,638	2,927,805

Net increase (decrease) in net assets from operations	93,579,786	(3,413,883)
Distributions to Shareholders
Class A	(513,606)	(1,003,791)
Class C	(828)	(25,182)
Advisor Class	(4,454,741)	(7,581,447)
Class R	(1,380)	(9,808)
Class K	(65,667)	(147,489)
Class I	(22,428)	(39,178)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(29,455,800)	26,010

Total increase (decrease)	59,065,336	(12,194,768)
Net Assets
Beginning of period	366,642,202	378,836,970

End of period	$425,707,538	$366,642,202

See notes to financial statements.

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

November 30, 2021

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

22 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$424,858,704		$	– 0	–	$	– 0	–	$424,858,704
Short-Term Investments	322,660			– 0	–		– 0	–	322,660
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,518,650			– 0	–		– 0	–	2,518,650

Total Investments in Securities	427,700,014			– 0	–		– 0	–	427,700,014
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$427,700,014		$	– 0	–	$	– 0	–	$427,700,014

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2021, the reimbursement for such services amounted to $98,904.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $105,789 for the year ended November 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,432 from the sale of Class A shares and received $95 and $4,003 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2021, such waiver amounted to $660.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,454	$110,042	$115,174	$322	$0	*
Government Money Market Portfolio**	2,311	46,415	46,207	2,519	0	*

Total				$2,841	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $976,702, $147,320 and $84,743 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$174,154,794		$202,882,173
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$335,638,023

Gross unrealized appreciation	$99,524,490
Gross unrealized depreciation	(7,462,499)

Net unrealized appreciation	$92,061,991

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$7,472,935	$2,518,650	$5,338,957	$31,116	$175	$55

*	As of November 30, 2021.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Class A
Shares sold	104,025	265,930	$1,873,392	$3,614,885

Shares issued in reinvestment of dividends and distributions	29,169	57,860	440,446	875,425

Shares converted from Class C	19,330	25,689	362,348	332,467

Shares redeemed	(336,268)	(501,077)	(5,948,838)	(6,824,782)

Net decrease	(183,744)	(151,598)	$(3,272,652)	$(2,002,005)

Class C
Shares sold	59,722	5,897	$1,097,983	$85,830

Shares issued in reinvestment of dividends and distributions	32	1,253	495	19,076

Shares converted to Class A	(19,212)	(25,591)	(362,348)	(332,467)

Shares redeemed	(34,301)	(35,400)	(631,610)	(467,559)

Net increase (decrease)	6,241	(53,841)	$104,520	$(695,120)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2021	Year Ended November 30, 2020

Advisor Class
Shares sold	2,051,586	4,650,094	$35,906,418	$61,716,122

Shares issued in reinvestment of dividends and distributions	252,827	432,575	3,817,681	6,544,864

Shares redeemed	(3,711,354)	(4,898,302)	(65,667,145)	(64,515,150)

Net increase (decrease)	(1,406,941)	184,367	$(25,943,046)	$3,745,836

Class R
Shares sold	2,017	2,814	$34,069	$37,286

Shares issued in reinvestment of dividends and distributions	92	652	1,380	9,808

Shares redeemed	(4,464)	(19,899)	(74,828)	(254,161)

Net decrease	(2,355)	(16,433)	$(39,379)	$(207,067)

Class K
Shares sold	118,527	140,384	$2,060,679	$1,796,084

Shares issued in reinvestment of dividends and distributions	4,428	9,925	65,666	147,489

Shares redeemed	(133,193)	(205,825)	(2,320,728)	(2,720,655)

Net decrease	(10,238)	(55,516)	$(194,383)	$(777,082)

Class I
Shares sold	1,309	4,345	$23,244	$52,540

Shares issued in reinvestment of dividends and distributions	295	456	4,419	6,827

Shares redeemed	(7,660)	(7,493)	(138,523)	(97,919)

Net decrease	(6,056)	(2,692)	$(110,860)	$(38,552)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to

abfunds.com	AB VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2021 and November 30, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$5,058,650		$6,006,460
Net long-term capital gains	– 0	–	2,800,435

Total taxable distributions paid	$5,058,650		$8,806,895

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,945,683
Undistributed capital gains	25,105,111	(a)
Unrealized appreciation/(depreciation)	92,061,991	(b)

Total accumulated earnings/(deficit)	$133,112,785

(a)	During the fiscal year, the Fund utilized $10,734,564 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.86	$ 15.30	$ 15.36	$ 15.93	$ 14.29

Income From Investment Operations

Net investment income(a)(b)	.16	.19	.20	.14	.15	†

Net realized and unrealized gain (loss) on investment transactions	3.61	(.30)	.38	(.55)	1.65

Net increase (decrease) in net asset value from operations	3.77	(.11)	.58	(.41)	1.80

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.22)	(.15)	(.16)	(.16)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.33)	(.64)	(.16)	(.16)

Net asset value, end of period	$ 18.45	$ 14.86	$ 15.30	$ 15.36	$ 15.93

Total Return

Total investment return based on net asset value(c)*	25.68%	(.76)%	4.14%	(2.52)%	12.68	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$50,255	$43,203	$46,800	$51,284	$58,220

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.95%	.99%	.99%	.97%	.98%

Expenses, before waivers/reimbursements	.95%	.99%	.99%	.97%	.98%

Net investment income(b)	.90%	1.44%	1.38%	.90%	1.02	%†

Portfolio turnover rate	42%	61%	45%	40%	41%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.85	$ 15.28	$ 15.30	$ 15.81	$ 14.19

Income From Investment Operations

Net investment income(a)(b)	.03	.09	.09	.02	.04	†

Net realized and unrealized gain (loss) on investment transactions	3.63	(.32)	.38	(.53)	1.64

Net increase (decrease) in net asset value from operations	3.66	(.23)	.47	(.51)	1.68

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.09)	– 0	–	– 0	–	(.06)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(.01)	(.20)	(.49)	– 0	–	(.06)

Net asset value, end of period	$ 18.50	$ 14.85	$ 15.28	$ 15.30	$ 15.81

Total Return

Total investment return based on net asset value(c)*	24.75%	(1.54)%	3.35%	(3.23)%	11.84	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,419	$1,046	$1,899	$2,681	$4,238

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.71%	1.75%	1.74%	1.72%	1.73%

Expenses, before waivers/reimbursements	1.71%	1.75%	1.74%	1.73%	1.74%

Net investment income(b)	.15%	.69%	.62%	.13%	.26	%†

Portfolio turnover rate	42%	61%	45%	40%	41%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.90	$ 15.33	$ 15.40	$ 15.96	$ 14.31

Income From Investment Operations

Net investment income(a)(b)	.21	.23	.24	.18	.19	†

Net realized and unrealized gain (loss) on investment transactions	3.60	(.30)	.37	(.54)	1.65

Net increase (decrease) in net asset value from operations	3.81	(.07)	.61	(.36)	1.84

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.25)	(.19)	(.20)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.36)	(.68)	(.20)	(.19)

Net asset value, end of period	$ 18.50	$ 14.90	$ 15.33	$ 15.40	$ 15.96

Total Return

Total investment return based on net asset value(c)*	25.97%	(.47)%	4.43%	(2.31)%	13.02	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$364,323	$314,298	$320,680	$312,921	$342,437

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.70%	.74%	.74%	.72%	.73%

Expenses, before waivers/reimbursements	.70%	.74%	.74%	.72%	.73%

Net investment income(b)	1.15%	1.68%	1.64%	1.15%	1.26	%†

Portfolio turnover rate	42%	61%	45%	40%	41%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.71	$ 15.14	$ 15.20	$ 15.76	$ 14.14

Income From Investment Operations

Net investment income(a)(b)	.08	.13	.13	.07	.09	†

Net realized and unrealized gain (loss) on investment transactions	3.59	(.30)	.38	(.53)	1.62

Net increase (decrease) in net asset value from operations	3.67	(.17)	.51	(.46)	1.71

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.15)	(.08)	(.10)	(.09)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(.26)	(.57)	(.10)	(.09)

Net asset value, end of period	$ 18.32	$ 14.71	$ 15.14	$ 15.20	$ 15.76

Total Return

Total investment return based on net asset value(c)*	25.14%	(1.18)%	3.69%	(2.96)%	12.17	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$355	$320	$578	$847	$1,089

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.41%	1.44%	1.44%	1.42%	1.41%

Expenses, before waivers/reimbursements	1.41%	1.44%	1.44%	1.42%	1.41%

Net investment income(b)	.44%	1.00%	.90%	.43%	.59	%†

Portfolio turnover rate	42%	61%	45%	40%	41%

See footnote summary on page 41.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.57	$ 15.01	$ 15.08	$ 15.63	$ 14.03

Income From Investment Operations

Net investment income(a)(b)	.13	.17	.18	.12	.13	†

Net realized and unrealized gain (loss) on investment transactions	3.54	(.30)	.37	(.53)	1.62

Net increase (decrease) in net asset value from operations	3.67	(.13)	.55	(.41)	1.75

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.20)	(.13)	(.14)	(.15)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.31)	(.62)	(.14)	(.15)

Net asset value, end of period	$ 18.09	$ 14.57	$ 15.01	$ 15.08	$ 15.63

Total Return

Total investment return based on net asset value(c)*	25.51%	(.94)%	4.03%	(2.65)%	12.56	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,571	$6,248	$7,267	$8,380	$10,167

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.11%	1.14%	1.13%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.11%	1.14%	1.13%	1.11%	1.12%

Net investment income(b)	.74%	1.28%	1.24%	.75%	.88	%†

Portfolio turnover rate	42%	61%	45%	40%	41%

See footnote summary on page 41.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.77	$ 15.20	$ 15.27	$ 15.82	$ 14.20

Income From Investment Operations

Net investment income(a)(b)	.21	.23	.24	.18	.19	†

Net realized and unrealized gain (loss) on investment transactions	3.58	(.29)	.38	(.53)	1.63

Net increase (decrease) in net asset value from operations	3.79	(.06)	.62	(.35)	1.82

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.26)	(.20)	(.20)	(.20)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.37)	(.69)	(.20)	(.20)

Net asset value, end of period	$ 18.34	$ 14.77	$ 15.20	$ 15.27	$ 15.82

Total Return

Total investment return based on net asset value(c)*	25.97%	(.44)%	4.42%	(2.16)%	12.96	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,785	$1,527	$1,613	$1,479	$3,048

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.68%	.71%	.70%	.68%	.68%

Expenses, before waivers/reimbursements	.68%	.71%	.70%	.68%	.69%

Net investment income(b)	1.17%	1.72%	1.68%	1.17%	1.31	%†

Portfolio turnover rate	42%	61%	45%	40%	41%

See footnote summary on page 41.

40 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .04%, .06% and .07%, respectively.

See notes to financial statements.

abfunds.com	AB VALUE FUND | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

42 | AB VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 26, 2022

abfunds.com	AB VALUE FUND | 43

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2021. For corporate shareholders, 95.88% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 96.23% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

44 | AB VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Cem Inal(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Inal is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB VALUE FUND | 45

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

46 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

abfunds.com	AB VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Jorge A. Bermudez,## 70 (2020)

Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.

		74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

48 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB VALUE FUND | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

50 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

abfunds.com	AB VALUE FUND | 51

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

52 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Cem Inal 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Chief Investment Officer – US Large Cap Value Equities since 2020.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB VALUE FUND | 53

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

54 | AB VALUE FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB VALUE FUND | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

56 | AB VALUE FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB VALUE FUND | 57

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

abfunds.com	AB VALUE FUND | 59

directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB VALUE FUND | 61

NOTES

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NOTES

abfunds.com	AB VALUE FUND | 63

NOTES

64 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0151-1121

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB International Value Fund	2020	$43,383	$—	$32,604
	2021	$43,383	$—	$14,516
AB Discovery Value Fund	2020	$38,527	$—	$25,240
	2021	$38,527	$—	$14,110
AB Value Fund	2020	$33,832	$—	$19,525
	2021	$33,832	$—	$11,072

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Value Fund	2020	$916,547	$32,604
			$—
			$(32,604)
	2021	$941,756	$14,516
			$—
			$(14,516)
AB Discovery Value Fund	2020	$909,183	$25,240
			$—
			$(25,240)
	2021	$941,350	$14,110
			$—
			$(14,110)
AB Value Fund	2020	$903,468	$19,525
			$—
			$(19,525)
	2021	$938,312	$11,072
			$—
			$(11,072)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Onur Erzan

Onur Erzan

President

Date:	January 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	January 28, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 28, 2022